SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

                       Date of Report: September 16, 2003


                           PAYMENT DATA SYSTEMS, INC.
             (Exact name of Registrant as specified in its charter)

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
            Nevada                       0-30152                      98-0190072
-------------------------------   ------------------------   ---------------------------------
(State or other jurisdiction of   (Commission File Number)   (IRS Employer Identification No.)
        incorporation)

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                           12500 San Pedro, Suite 120
                              San Antonio, TX             78216
               (Address of principal executive offices) (Zip Code)
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        Registrant's telephone number, including area code (210) 249-4100

                                 BILLSERV, INC.
                       211 NORTH LOOP 1604 EAST, SUITE 200
                            SAN ANTONIO, TEXAS 78232
                     (Former name and address of Registrant)

ITEM 5. Other Events

On September 16, 2003, Ms. Terri A. Hunter resigned her positions as Chief Financial Officer and Director of Payment Data Systems, Inc., a Nevada corporation (the "Registrant"). Ms. Hunter did not resign her directorship position due to any disagreement with the Registrant on any matter relating to the Registrant's operations, policies, or practices, which would necessitate a Form 8-K filing pursuant to Item 6 of Form 8-K.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            PAYMENT DATA SYSTEMS, INC.


Date: September 18, 2003                    By: /s/ Michael R. Long
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                                                Michael R. Long
                                                Chief Executive Officer